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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 16, 2000


                         PERITUS SOFTWARE SERVICES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 000-22647
                        --------------------------------


      Massachusetts                                    04-3126919
----------------------------                       -------------------
(State or Other Jurisdiction                         (IRS Employer
   of Incorporation)                               Identification No.)


112 Turnpike Road, Westborough, Massachusetts             01581
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(Address of Principal Executive Offices)               (Zip Code)



                                 (508) 870-0963
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)
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Item 5.  Other Events.

On October 16, 2000, Peritus Software Services, Inc. (the "Company") announced the engagement of The Catalyst Group, LLC to render financial advisory and investment banking services in connection with exploring strategic alternatives including the potential sale of the Company.

The details of the announcement are set forth in the Company's Press Release dated October 16, 2000, a copy of which is filed with the Securities and Exchange Commission as Exhibit 99.

From time to time, information provided by the Company or statements made by its employees may contain "forward-looking" statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", and similar expressions are intended to identify forward-looking statements.

This Current Report on Form 8-K may contain forward-looking statements which involve risks and uncertainties. The Company's actual results could differ materially from the results discussed in such statements. Certain factors that could cause such a difference include, without limitation, the risks specifically described in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other public documents filed by the Company with the Securities and Exchange Commission, which factors are incorporated herein by reference and other factors such as product or services demand and market acceptance risks, product development and services capacity, commercialization and technological difficulties, capacity and supply constraints or difficulties and the effect of general business or economic conditions. The Company's forward-looking statements do not reflect the impact of any future transactions or strategic alliances or alternatives. From time to time, the Company may also provide oral or written forward-looking statements in other materials it releases to the public. The Company does not assume any obligation to update any of the forward-looking statements it makes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements.

             None.

        (b)  Pro Forma Financial Information.

             None.

        (c)  Exhibits.

             99.  Press Release dated October 16, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 2000

                                    PERITUS SOFTWARE SERVICES, INC.

                                    BY: /s/ John  Giordano
                                        --------------------------------
                                    Name:  John  Giordano
                                    Title: President, Chief Executive
                                           Officer and Chief Financial Officer
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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
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99                            Press Release dated October 16, 2000